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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 29, 2009


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)


                           South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

          REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 44-(1444)- 220211

                                   No change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 29, 2009, the Company entered into an agreement with Cambridge Mineral Resources plc, a UK incorporated company, to acquire its wholly-owned Spanish subsidiary Recursos Metalicos SA.

The total consideration for the transaction is       US $7,500,000 by:

(a) the issuance of 10,000,000 Rule 144 common shares of Mayfair Mining & Minerals, Inc., restricted from trading for a period of two years, at a deemed price of US $ 0.70 cents. The purchase consideration is payable in two tranches of - 2 x 5,000,000 shares. The first tranche payable upon the closing date, anticipated to be July 1, 2009 and the second upon the first annual anniversary of the closing date. The Vendor unconditionally agrees to the lock-up period of 24 months for each of the tranches of shares, commencing on the date of issuance of the share certificates and not to sell, transfer or otherwise encumber the Shares, or any portion thereof, for a period of two (2) years from the date of issuance thereof; and

(b) upon closing the Purchaser will immediately transfer to the Vendor a cash payment of US $100,000,( already paid ) followed by payment(s) totaling $150,000 prior to August 31, 2009.

(c) Mayfair Mining & Minerals, Inc. has also agreed to use its best efforts to place a portion of Cambridge's share consideration to outside investors at a price to be negotiated in order to raise no less than the additional sum of US $250,000 on behalf of Cambridge.

The assets of Recursos Metalicos SA are 100% of all the properties and related rights and permits to two mining projects, namely Lomero-Poyatos and Masa Valverde both located in the Iberian Pyrite Belt of Southern Spain and two applications for mining permits, namely El Alamo and Migollas.

Pursuant to the closing of the Agreement, Mayfair Mining's Board of Directors may consider the appointment of two further independent directors to be nominated by the Seller.

There are no material relationships between the registrant or its affiliates and any of the parties, other than in respect of the agreement.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a-c) Not applicable

      (d) Exhibits.

          Exhibit 99.1     Share Purchase and Sale Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 2nd day of July, 2009.

                                       MAYFAIR MINING & MINERALS, INC.


                                        By: /s/ "Clive de Larrabeiti"
                                            --------------------------------
                                             Clive de Larrabeiti, President